Commitments and Contingencies	6 Months Ended
Jun. 30, 2014
Commitments and Contingencies [Abstract]
Commitments and Contingencies

13. Commitments and Contingencies

From time to time the Company is subject to legal proceedings and claims in the ordinary course of business, principally personal injury and property casualty claims. Such claims, even if lacking in merit, could result in the expenditure of significant financial and managerial resources. As of June 30, 2014, the Company is not aware of any claim or contingent liability, which should be disclosed, or for which a provision should be established in the accompanying financial statements.

Newbuilding Commitments:

Future newbuilding installments based on the non-cancelable newbuilding contracts as of June 30, 2014 are as follows:

To June 30,
2015	$117,198,627
2016	21,385,000
Total	$138,583,627